Exhibit 10.29

This instrument prepared by

and return to:

Morgan, Lewis & Bockius LLP

5 Park Plaza, Ste 1750

Irvine, California 92614-3508

Attn.: Scott A. Morehouse

ASSIGNMENT OF AMENDED AND RESTATED

DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING,

AND SUBSTITUTION OF TRUSTEE

THIS ASSIGNMENT OF AMENDED AND RESTATED DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, AND SUBSTITUTION OF TRUSTEE (“Assignment”), is made as of the 29th day of December, 2008, by BANK OF AMERICA, NATIONAL ASSOCIATION, as original lender (the “Assignor”) having an address at 214 North Tryon Street, NC1-027 22 03, Charlotte, North Carolina 28255, Attention: Stephen Hogue for the benefit of KBS DEBT HOLDINGS II X, LLC, a Delaware limited liability company (“Assignee”), having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660.

WITNESSETH

In consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, bargains, sells, conveys, assigns, transfers and sets over unto Assignee, without recourse, representation or warranty, express or implied, all of its right, title and interest in and to the instrument listed in Exhibit “A”, attached hereto and incorporated herein by this reference (the “Loan Document”).

The undersigned, as the current beneficiary under the Loan Document, desires to substitute a new Trustee under the Loan Document in the place and stead of PRLAP, Inc., a North Carolina corporation, as original Trustee; therefore, the undersigned hereby substitutes Chicago Title Company, a California corporation, having an address at 4100 Newport Place, Suite 120, Newport Beach, California 92660, as the new Trustee.

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.

THIS ASSIGNMENT shall be governed by, and construed in accordance with, the laws of the State of California, without application of its conflict of law principles.

The Loan Document secures, in part, that certain Amended and Restated Promissory Note A Secured by Deed of Trust (“Note A”) and that certain Amended and Restated Promissory Note B Secured by Deed of Trust (“Note B”, collectively with Note A, with any and all renewals, amendments, modifications, consolidations and extensions thereof, is hereinafter referred to as the “Note”) from 4370 LA JOLLA VILLAGE LLC, a Delaware limited liability company, to the order of Assignor. The Assignor has assigned all of its right, tile and interest in and to (a) Note A to Assignee and (b) Note B to CBRE Realty Finance CDO 2007-1, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands. In accordance with the terms and conditions of that certain Amended and Restated Intercreditor Agreement, dated as of December 29, 2008, the Loan Document is to be held by Assignee as the holder of Note A.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, Original Lender on behalf of Original Trustee on behalf of Assignor has duly executed this Assignment as of the date set forth above.

BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Steven Wasser
Name: Steven Wasser
Title: Managing Director

STATE OF North Carolina	)
)
COUNTY OF Mecklenburg	)

The foregoing instrument was acknowledged before me this 29th day of December, 2008, by Steven Wasser as Managing Director of Bank of America, National Association, a national banking association, on behalf of the association. He/she is personally known to me or has produced a State of                      driver’s license as identification confirm his/her identity.

/s/ Sarah F. Holland
Notary Public, State of North Carolina

Sarah F. Holland
Printed Name of Notary Public:

Commission # ____________________________